FIRST AMENDMENT TO

                   FOURTH AMENDED AND RESTATED LOAN AGREEMENT

         THIS FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made and entered into as of the 27th day of June, 2000 by and among WELLS FARGO BANK TEXAS, NATIONAL ASSOCICATION, a national banking association formerly known as Wells Fargo Bank (Texas), National Association (the "Bank"), FOSSIL PARTNERS, L.P. (the "Borrower"), FOSSIL, INC. (the "Company"), FOSSIL INTERMEDIATE, INC. ("Fossil Intermediate"), FOSSIL TRUST ("Fossil Trust"), FOSSIL STORES I, INC. ("Fossil I") and FOSSIL STORES II, INC. ("Fossil II") (the Company, Fossil Intermediate, Fossil Trust, Fossil I and Fossil II are sometimes referred to herein individually as a "Guarantor" and collectively as the "Guarantors").

                                    RECITALS

         WHEREAS, the Bank, the Borrower and the Guarantors are parties to that certain Fourth Amended and Restated Loan Agreement, dated as of June 28, 1999 ( the "Agreement");

         WHEREAS, the Bank, the Borrower and the Guarantors desire to amend the Agreement and the other Loan Documents as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   Definitions

         1.01 Capitalized terms used in this Amendment are defined in the Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II

                                   Amendments

         2.01 Amendment to Section 1. Effective as of the date hereof, the second sentence of Section 1 of the Agreement is hereby amended by deleting the words "Tenth Amended and Restated Master Revolving Credit Note" and substituting in lieu thereof the words "Eleventh Amended and Restated Master Revolving Credit Note".

         2.02 Amendment to Section 16. Effective as of the date hereof, Section 16 of the Agreement is hereby amended by deleting the notice addresses for the Bank, the Borrower and the Guarantors in their entirety and substituting the following in lieu thereof:

                  "if to the Bank:  Wells Fargo Bank Texas,
                                    National Association
                                    4975 Preston Park Boulevard
                                    Suite 280
                                    Plano, Texas 75093
                                    Attention: Juan J. Sanchez

                  with a copy to:   Patton Boggs LLP
                                    2001 Ross Avenue
                                    Suite 3000
                                    Dallas, Texas 75201
                                    Attention: Robert Jeffery Cole

                  if to the Borrower:  Fossil Partners, L.P.
                                       2280 N. Greenville Avenue
                                       Richardson, Texas 75082-4412
                                       Attention: Mike Kovar

                  if to Guarantors: Fossil, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412

                                    Attention: Mike Kovar

                                    Fossil Intermediate, Inc.
                                    1105 N. Market Street
                                    Suite 1300
                                    P. O. Box 8985
                                    Wilmington, Delaware  19899
                                    Attention:  Corporate Trust
                                                 Administration
                  with a copy to:   Fossil Intermediate, Inc.
                                    c/o Fossil, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412
                                    Attention: Mike Kovar

                                    Fossil Trust
                                    1100 N. Market Street
                                    Rodney Square North
                                    Wilmington, Delaware 19890
                                    Attention:  Corporate Trust
                                                 Administration

                  with a copy to:   Fossil Trust
                                    c/o Fossil, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412

                                    Attention: Mike Kovar

                                    Fossil Stores I, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412

                                    Attention: Mike Kovar

                  with a copy to:   Fossil Stores I, Inc.
                                    c/o Fossil, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412

                                    Attention: Mike Kovar

                                    Fossil Stores II, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412

                                    Attention: Mike Kovar

                  with a copy to:   Fossil Stores II, Inc.
                                    c/o Fossil, Inc.
                                    2280 N. Greenville Avenue
                                    Richardson, Texas 75082-4412

                                    Attention: Mike Kovar"


                                   ARTICLE III

                              Conditions Precedent

         3.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

               (a) The Bank shall have received the following documents, each in form and substance satisfactory to the Bank and its counsel:

                         (i) This  Amendment,  duly executed by the Borrower and
                    the Guarantors; and

                         (ii) An Eleventh  Amended and Restated Master Revolving
                    Credit  Note in the  form  of  Exhibit  A to this  Amendment
                    (hereinafter, the "Revolving Note"), duly executed by the Borrower.

               (b) There shall have been no material adverse change in the financial condition of the Borrower or any Guarantor;

               (c) There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the Borrower or such Guarantor;

               (d) The representations and warranties contained herein and in the Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

               (e) No  default or Event of Default  shall have  occurred  and be
          continuing,   unless  such  default  or  Event  of  Default  has  been
          specifically waived in writing by the Bank;

               (f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel; and

               (g) The Bank shall have received from the Company or the Borrower, as appropriate, all fees and expenses (if any) required to be paid to the Bank pursuant to the Agreement, as amended hereby;

                                   ARTICLE IV

                                    No Waiver

         4.01 Nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of the Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower and/or the Guarantors and the Bank, and the failure of the Bank at any time or times hereafter to require strict performance by the Borrower and/or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower and/or the Guarantors and the Bank.

                                    ARTICLE V

                  Ratifications, Representations and Warranties

         5.01 General Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.02 Ratification of Guaranties. Each of the Guarantors hereby acknowledges and consents to all of the terms and conditions of this Amendment and the Revolving Note and hereby ratifies and confirms the Guaranty Agreement to which it is a party to or for the benefit of the Bank. Each of the Guarantors hereby represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. Furthermore, each Guarantor agrees that nothing contained in this Amendment or the Revolving Note shall adversely affect any right or remedy of the Bank under the Guaranty Agreement to which such Guarantor is a party. Each Guarantor hereby agrees that with respect to the Guaranty Agreement to which it is a party, all references in such Guaranty Agreement to the "Guaranteed Obligations" shall include, without limitation, the obligations of Borrower to Bank under the Amendment, amended hereby, and under the Revolving Note. Each Guarantor hereby also agrees that with respect to the Guaranty Agreement to which it is a party, all references in such Guaranty Agreement to
(i) "First Interstate Bank of Texas, N.A." shall be deemed references "Wells Fargo Bank Texas, National Association" and (ii) the Bank's notice address shall be amended to read "Wells Fargo Bank Texas, National Association, 4975 Preston Park Boulevard, Suite 280, Plano, Texas 75093". Finally, each of the Guarantors hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a guarantor, debtor, pledgor, assignor, obligor and/or grantor under its respective Guaranty Agreement except as specifically provided in this Section 5.02 and shall not constitute a waiver by the Bank of any of the Bank's rights against such Guarantor.

         5.03 Ratification of Security Interests. The Company hereby agrees that the Stock Pledge Agreement is hereby expressly amended such that the definition of "Secured Obligations" contained therein includes, without limitation, all indebtedness and other obligations of Borrower now or hereafter existing hereunder the Agreement, as amended hereby, the Revolving Note and the other Loan Documents, as amended hereby. Furthermore, the Company hereby ratifies and reaffirms its obligations under the Stock Pledge Agreement, as the same is amended hereby, and represents and acknowledges that the Stock Pledge Agreement is not subject to any claims, counterclaims, defenses or offsets. The Company hereby also agrees that all references in the Stock Pledge Agreement to "First Interstate Bank of Texas, N.A." shall be deemed references "Wells Fargo Bank Texas, National Association". Finally, the Company hereby represents and acknowledges that the execution and delivery of this Amendment and the other Loan Documents executed in connection herewith shall in no way change or modify its obligations as a debtor, pledgor, assignor, obligor and/or grantor under the Stock Pledge Agreement except as specifically provided this Section 5.03 and shall not constitute a waiver by the Bank of any of the Bank's rights against the Company.

         5.04 Representations and Warranties. The Borrower and each of the Guarantors hereby jointly and severally represent and warrant to the Bank that
(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate, partnership or trust proceedings, as appropriate, and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the Agreement of Limited Partnership, Articles of Incorporation, By-Laws or Trust Agreement, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor; (b) the representations and warranties contained in the Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no default or Event of Default under the Agreement, as amended hereby, has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and (d) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Agreement and the other Loan Documents, as amended hereby.

                                   ARTICLE VI

                            Miscellaneous Provisions

         6.01 Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.

         6.02 Reference to Agreement. Each of the Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such other Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         6.03 Expenses of the Bank. As provided in the Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Bank's legal counsel.

         6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns.

         6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         6.07 Effect of Waiver. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by the Borrower or any Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience -------- only and shall not affect the interpretation of this Amendment.

         6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         6.10 Final Agreement. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE GUARANTORS AND THE BANK.

         6.11 AGREEMENT FOR BINDING ARBITRATION. The parties agree to be bound by the terms and provisions of the Bank's current Arbitration Program which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                     "BANK"

                                      WELLS FARGO BANK TEXAS,
                                      NATIONAL ASSSOCIATION


                                      By:  /s/ Juan J. Sanchez
                                         -------------------------------------
                                         Juan J. Sanchez,
                                         Assistant Vice President


                                     "BORROWER"

                                      FOSSIL PARTNERS, L.P.

                                      By:  Fossil, Inc., its general partner

                                           By:   /s/ Randy S. Kercho
                                               -------------------------------
                                               Randy S. Kercho
                                               Executive Vice President and
                                               Chief Financial Officer


                                     "GUARANTORS"

                                      FOSSIL, INC.


                                      By:  /s/ Randy S. Kercho
                                         -------------------------------------
                                         Randy S. Kercho
                                         Executive Vice President and
                                         Chief Financial Officer


                                         FOSSIL INTERMEDIATE, INC.


                                         By:   /s/ Randy S. Kercho
                                            ----------------------------------
                                            Randy S. Kercho, Treasurer


                                       FOSSIL TRUST

                                        By:  /s/ Randy S. Kercho
                                            ----------------------------------
                                            Randy S. Kercho, Treasurer


                                       FOSSIL STORES I, INC.


                                        By:  /s/ Randy S. Kercho
                                            ----------------------------------
                                            Randy S. Kercho, Treasurer


                                        FOSSIL STORES II, INC.


                                        By:  /s/ Randy S. Kercho
                                            ----------------------------------
                                            Randy S. Kercho, Treasurer


Exhibit:
-------

A - Revolving Note

                                                              Exhibit A

                             FORM OF REVOLVING NOTE

                                 (See Attached)